FEDERATED STOCK AND BOND FUND
(formerly, Federated Stock and Bond Fund, Inc.)

Class A Shares
Class B Shares
Class C Shares
Class K Shares
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Supplement to Prospectuses dated January 31, 2009

1. Effective April 7, 2009, Federated Stock and Bond Fund will offer Institutional Shares in addition to Class A, Class B, Class C and Class K Shares.

Accordingly, under the section entitled, “How is the Fund Sold?” please delete the first paragraph in its entirety and replace with the following:

The Fund offers five Share classes: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A Shares, Class B Shares and Class C Shares, or Class K Shares as appropriate.  All Share classes have different sales charges and other expenses which affect their performance.  The additional classes of Shares, which are offered by separate prospectuses, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply.  Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

July 23, 2009

Cusip 313911109
Cusip 313911208
Cusip 313911307
Cusip 313911406
Cusip 313911505
40817 (07/09)